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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report:                               APRIL 21, 1998
               _______________________________________________________________

                           CORNUCOPIA RESOURCES LTD.
______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


BRITISH COLUMBIA, CANADA             0-16778                NONE
______________________________________________________________________________
(State or other jurisdication of     (Commission            (IRS Employer
 incorporation)                      File Number)           Identification No.)


    540 THE MARINE BUILDING, 355 BURRARD STREET, VANCOUVER, B.C.  V6C 2G8
______________________________________________________________________________
                    (Address of Principal Executive Office)


     Registrant's telephone number, including area code:  (604)  687-0619.





Unless otherwise indicated, all references to "dollars" and "$" are to Canadian dollars.

_______________________________________________________________________________

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                           CORNUCOPIA RESOURCES LTD.


                               TABLE OF CONTENTS

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                                                                       PAGE

ITEM 1:   CHANGES IN CONTROL OF REGISTRANT                                -

ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS                            -

ITEM 3:   BANKRUPTCY OR RECEIVERSHIP                                      -

ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT                   -

ITEM 5:   OTHER EVENTS                                                    3

ITEM 6:   RESIGNATION OF REGISTRANT'S DIRECTORS                           -

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS                               3

ITEM 8:   CHANGE IN FISCAL YEAR                                           -

ITEM 9:   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.            -

SIGNATURES                                                                4

EXHIBITS                                                                5-6

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CORNUCOPIA RESOURCES LTD. (THE "COMPANY")


ITEM 5:  OTHER EVENTS

Cornucopia Resources Ltd. reports that it has been notified by its bankers Dresdner Kleinwort Benson (Dresdner) that, effective May 1, 1998, the bank intends to declare Cornucopia's wholly-owned subsidiary Mineral Ridge Resources Inc. (MRRI) in default pursuant to the loan agreement between Dresdner and MRRI dated January 17, 1997. Dresdner reserves its rights to foreclose on MRRI's assets and enforce Cornucopia's guarantee.

Dresdner has advised Cornucopia that it believes that prompt cooperative action could result in fulfillment of the obligations to the bank as well as preserve some value for equity. Cornucopia is therefore continuing with its efforts to arrange a corporate merger which would bring both physical and financial resources to Cornucopia's operations and it is expected that a proposal will be presented to the bank shortly.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         20.1  NEWS RELEASE OF THE COMPANY DATED APRIL 21, 1998.


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                           CORNUCOPIA RESOURCES LTD.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CORNUCOPIA RESOURCES LTD.


                                                     /s/ Glenn H. Friesen
Date: April 21, 1998                      _______________________________
                                                         Glenn H. Friesen
                                                  Chief Financial Officer


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                                 EXHIBIT 20.1


CORNUCOPIA RESOURCES LTD.
Suite 540 - 355 Burrard Street, Vancouver, BC Canada V6C 2G8
Telephone: (604) 687-0619 - Facsimile: (604) 681-4170


NEWS RELEASE

INVESTOR RELATIONS:  1.800.436.4404               NASDAQ TRADING SYMBOL: CNPGF
                                                       TSE TRADING SYMBOL: CNP

Vancouver, BC - Cornucopia Resources Ltd. reports that it has been notified by its bankers Dresdner Kleinwort Benson (Dresdner) that, effective May 1, 1998, the bank intends to declare Cornucopia's wholly-owned subsidiary Mineral Ridge Resources Inc. (MRRI) in default pursuant to the loan agreement between Dresdner and MRRI dated January 17, 1997. Dresdner reserves its rights to foreclose on MRRI's assets and enforce Cornucopia's guarantee.

Dresdner has advised Cornucopia that it believes that prompt cooperative action could result in fulfillment of the obligations to the bank as well as preserve some value for equity. Cornucopia is therefore continuing with its efforts to arrange a corporate merger which would bring both physical and financial resources to Cornucopia's operations and it is expected that a proposal will be presented to the bank shortly.

In the meantime, crushing and leaching of ore is continuing at the Mineral Ridge Mine and plans are underway for the resumption of the drilling program at the Ivanhoe property in the Carlin Trend, Nevada.

ON BEHALF OF THE BOARD OF DIRECTORS

/S/  ANDREW F. B. MILLIGAN

Andrew F. B. Milligan
President and CEO
Cornucopia Resources Ltd.

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